                                                                  EXHIBIT 4.2

COMMON STOCK                      [LOGO]                         COMMON STOCK

                       PERFORMANCE PRINTING CORPORATION

THIS CERTIFICATE IS TRANSFERABLE                             CUSIP#  713760 10 6
    IN DALLAS, TX                            SEE REVERSE FOR CERTAIN DEFINITIONS


              INCORPORATED UNDER THE LAWS OF THE STATE OF TEXAS

 UNITS CONSISTING OF ONE SHARE OF COMMON STOCK AND ONE WARRANT TO PURCHASE ONE
                             SHARE OF COMMON STOCK

This Certifies that




IS THE RECORD HOLDER OF

FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, PAR VALUE $.01 PER SHARE,
                                      OF

                       PERFORMANCE PRINTING CORPORATION

(herein called the "Corporation") transferable on the books of the Corporation by the holder hereof, in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed or accompanied by proper assignment. This certificate and the shares represented hereby are issued under and shall be subject to provisions of the laws of the State of Texas and all the provisions of the Articles of Incorporation and the Bylaws of the Corporation, and all amendments hereto, copies of which are on file at the principal office of the Corporation and the Transfer Agent, to all of which the holder of this Certificate, by acceptance hereof, assents. This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar of the Corporation.

        IN WITNESS WHEREOF, the Corporation has caused the facsimile signatures of duly authorized officers and facsimilie seal to be hereunto affixed.

Dated:
                                        COUNTERSIGNED AND REGISTERED:
                                                  SECURITIES TRANSFER
                                                  CORPORATION        P.O. Box
                           [SEAL]                 701629 Dallas, Tx 75370-0001

                                   By:
                                       ----------------------------------------
                                        TRANSFER AGENT AND REGISTRAR-AUTHORIZED
                                                       SIGNATURE
     PRESIDENT     SECRETARY

                        PERFORMANCE PRINTING CORPORATION

        NO SHAREHOLDER HAS ANY PREEMPTIVE RIGHT TO ACQUIRE ANY UNISSUED OR TREASURY SECURITIES OF THE CORPORATION, A COMPLETE STATEMENT OF THE DENIAL OF PREEMPTIVE RIGHTS IS SET FORTH IN THE CORPORATION'S ARTICLES OF INCORPORATION, AS AMENDED (THE "ARTICLES OF INCORPORATION"), ON FILE IN THE OFFICE OF THE SECRETARY OF STATE OF THE STATE OF TEXAS, THE CORPORATION WILL FURNISH A COPY OF THE ARTICLES OF INCORPORATION TO THE RECORD HOLDER OF THIS CERTIFICATE, WITHOUT CHARGE, ON WRITTEN REQUEST TO THE CORPORATION AT ITS PRINCIPAL PLACE OF BUSINESS OR REGISTERED OFFICE.
        THE CORPORATION IS AUTHORIZED TO ISSUE TWO CLASSES OF STOCK, COMMON STOCK AND PREFERRED STOCK, THE BOARD OF DIRECTORS OF THE CORPORATION HAS AUTHORITY TO FIX THE NUMBER OF SHARES AND THE DESIGNATION OF ANY SERIES OF PREFERRED STOCK AND TO DETERMINE OR ALTER THE RIGHTS, PREFERENCES, PRIVILEGES AND RESTRICTIONS GRANTED TO OR IMPOSED UPON ANY UNISSUED SERIES OF PREFERRED STOCK, THE CORPORATION WILL FURNISH A FULL STATEMENT OF THE DESIGNATIONS, PREFERENCES, LIMITATIONS AND RELATIVE RIGHTS OF THE SHARES OF EACH CLASS AUTHORIZED TO BE ISSUED TO THE RECORD HOLDER OF THIS CERTIFICATE WITHOUT CHARGE, ON WRITTEN REQUEST TO THE CORPORATION AT ITS PRINCIPAL PLACE OF BUSINESS OR REGISTERED OFFICE.

        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

        TEN COM  - as tenants in common                    UNIF GIFT MIN ACT-........Custodian..............
        TEN ENT  - as tenants by the entireties                              (Cust)            (Minor)
        JT TEN   - as joint tenants with right of                        under Uniform Gifts to Minors
                    survivorship and not as tenants                      Act................................
                    in common                              UNIF TRF MIN ACT-.........Custodian(until age..)
                                                                            (Cust)
                                                                            .........under Uniform Transfers
                                                                            (Minor)
                                                                            to Minors Act...................
                                                                                              (State)

          Additional abbreviations may also be used though not in the above list.

    FOR VALUE RECEIVED, ____________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE

--------------------------------------------------------------------------------
   (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

------------------------------------------------------------------------- Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

----------------------------------------------------------------------- Attorney

--------------------------------------------------------------------------------
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ______________________________________

               NOTICE:                       X_______________________________
        THIS SIGNATURE(S) TO                           (SIGNATURE)
        THIS ASSIGNMENT MUST
        CORRESPOND WITH THE
        NAME AS WRITTEN
        UPON THE FACE OF THE                 X_______________________________
        CERTIFICATE IN EVERY                           (SIGNATURE)
        PARTICULAR WITHOUT
        ALTERATION OR ENLARGEMENT
        OR ANY CHANGE WHATEVER.


THIS SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

SIGNATURE(S) GUARANTEED BY:








AMERICAN BANK NOTE COMPANY APR 28,1998 fm
3504 ATLANTIC AVENUE
SUITE 12
LONG BEACH, CA 90807     056455bk-C
(562) 989-2333
(FAX) (562) 426-7450